Exhibit A-1

                             FORM OF
                   CERTIFICATE OF FORMATION OF
                  LIMITED LIABILITY COMPANY OF

                    [WESTAR/COGENEX], L.L.C.


     The undersigned, Aaron Muirhead, desiring to form a limited liability company (the "Company") under the Limited Liability

Company Act of the State of Delaware (Delaware Code, 6 Sections 18-101

et seq.) (the "Act"), certifies as follows:



                           Article One

     The name of the Company formed hereby is [Westar/Cogenex],

L.L.C.



                           Article Two

     The address of the registered office of the Company in the

State of Delaware is c/o The Corporation Trust Company,

Corporation Trust Center, 1209 Orange Street, Wilmington,

Delaware  19801.  The registered agent for service of process on the Company is c/o The Corporation Trust Company, Corporation

Trust Center, 1209 Orange Street, Wilmington, Delaware  19801.



                          Article Three

     The latest date on which the Company is to dissolve is

February ___, 2046.



                          Article Four


     The purpose of the Company is the marketing, development and implementation of energy conservation services.



     IN WITNESS WHEREOF, the undersigned has executed this

Certificate as an instrument under seal as of this ____ day of

February, 1996.



                                   ______________________________
                                   Aaron Muirhead
                                   (Authorized Person)